As filed with the Securities and Exchange Commission on April 28, 2014

Registration Nos. 333-149362
811-04328

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 9	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ ]

Amendment No. 23	[X]

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)
(Exact Name of Registrant)

FIRST INVESTORS LIFE INSURANCE COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Carol E. Springsteen
First Investors Life Insurance Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:
K&L Gates LLP
1601 K Street, NW
Washington, DC  20006-1600
Attn: Diane Ambler, Esq.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement

It is proposed that this filing will become effective (check the appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	On May 1, 2014 pursuant to paragraph (b) of Rule 485

[_]	60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title and Amount of Securities Being Registered:  An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

ISP CHOICE A Level Premium Variable Life Insurance Policy with four premium payment period options ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express

Offered By First Investors Life Insurance Company Through First Investors Life Separate Account B.

40 Wall Street, New York, New York 10005 /1 (800) 832-7783

This prospectus describes an individual Level Premium Variable Life Policy (the “Policy”) that is offered by First Investors Life Insurance Company (“First Investors Life”, “We”, “Us” or “Our”) through First Investors Life Separate Account B (“Separate Account B”).  The Policy offers either a fully underwritten option or a non-medically underwritten option.  A fully underwritten Policy offers four premium payment periods – a 10-year option (“ISP CHOICE 10” or “ISPC-10”), a 20-year option (“ISP CHOICE 20” or “ISPC-20”), an option to pay until age 65 (“ISP CHOICE-65” or “ISPC-65”), and an option to pay until age 100 (“ISP CHOICE-Whole Life” or “ISPC-WL”).  A non-medically underwritten Policy is only available in a 10-year premium payment option, referred to as ISP10 Express.  ISPC-10 is no longer available for sale.

Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy, that you should know before buying or taking action under a Policy. This prospectus is valid only when accompanied by the current prospectus for the First Investors Life Series Funds (“Life Series Funds”).

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

First Investors Life does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds of the Life Series Funds (“Funds”). The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by First Investors Life.

The date of this prospectus is May 1, 2014.

CONTENTS

SUMMARY OF BENEFITS AND RISKS OF THE POLICY	2
Policy Benefits	2
Policy Risks	3
General Account Risk	3
Risks of the Life Series Funds	4
FEE TABLES	5
DESCRIPTION OF THE POLICY	9
Who We Are and How to Contact Us	9
How The Policy Works	11
Policy Application Process	11
Premiums	12
Premium Loans To Pay	13
Cash Value	18
Settlement Options	20
Optional Insurance Riders	20
Other Provisions	21
Periodic Charges Deducted From the Subaccount Value	26
FEDERAL TAX INFORMATION	28
Policy Proceeds	28
Surrenders and Loans	28
OTHER INFORMATION	31
Voting Rights	31
Reports	31
Financial Statements	32

SUMMARY OF BENEFITS AND RISKS OF THE POLICY

This summary outlines important benefits and risks associated with the Policy which You should consider before You make a decision to purchase a Policy. More detailed information about the Policy follows the summary.

POLICY BENEFITS
The Policy provides life insurance protection on the named Insured, and pays Death Benefit proceeds when the Insured dies while the Policy is in effect. The Policy allows You to select the amount of life insurance that You want or the amount of premium that You will pay each year, and to select one of four premium payment period options. In the case of ISP CHOICE-10 and ISP10 Express You pay premiums for 10 years, in the case of ISP CHOICE-20 You pay premiums for 20 years, in the case of ISP CHOICE-65 You pay premiums until You reach age 65 and in the case of ISP CHOICE-Whole Life You pay premiums until You reach age 100.

Once You make Your selections and the Policy is issued, Your premium and payment premium period cannot be changed by You or Us. The net amount of each premium remaining after deduction of Policy charges is invested in Our Fixed Account and/or one or more investment Subaccounts in accordance with Your instructions. You may not invest more than 50% of Your premiums in the Fixed Account.

The Policy is designed to provide You with permanent life insurance protection as long as You pay Your premiums for the premium payment period. Once You have finished paying the premium for the period selected, the Policy remains in force for the life of the Insured unless You choose to surrender Your Policy, or You borrow against it to the extent that it lapses. Your choice of the payment period depends on how much life insurance coverage You want or need. In general, the longer that You pay Your premiums, the greater the life insurance coverage You will obtain per premium dollar. Thus, You will obtain the most initial coverage by purchasing ISPC-WL and the least initial coverage by purchasing ISPC-10 or ISP10 Express.

Upon the death of the Insured, the Policy’s death benefit will be paid to the named Beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed insurance amount (known as the “Face Amount”) based upon the investment experience of the Subaccounts You select and the credited interest in the Fixed Account if chosen. However, We guarantee that the death benefit will not be less than the Policy’s Face Amount (reduced by any outstanding Policy loans, accrued interest, partial surrenders and due and unpaid premiums).

The Subaccounts invest in corresponding Funds of the Life Series Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that, in Our sole discretion, We may declare. Your Cash Value and Variable Insurance Amount will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Cash Value which You allocate to the Fixed Account.

You may change Your allocation of future additional premiums subject to certain limitations. You may also change the allocation of Cash Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Cash Value, Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Cash Values are subject to certain conditions and restrictions described elsewhere in this prospectus.

You may borrow up to 75% of the Policy Cash Value during the first three Policy Years and up to 90% of the Cash Value thereafter, if You assign Your Policy to Us as sole security. While a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Cash Value less any outstanding loans, accrued interest and due and unpaid premium. A surrender is a taxable event. You may surrender a portion of the Policy’s Cash Value on any Policy anniversary provided You meet Our requirements. Partial surrenders may have adverse tax consequences.

Subject to availability in Your state, We offer optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider at any time and Your premium will be adjusted accordingly. Premiums for certain optional riders are not necessarily level for the term of the rider. See “Optional Insurance Riders” for further details.

POLICY RISKS
Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.

The Policy involves a long-term commitment on Your part, and You should have the intention and financial ability to make the required premium payments. It is not suitable as a short-term savings vehicle.

The Policy is different from fixed-benefit life insurance because You bear the investment risks. The death benefit and Cash Value will increase or decrease as a result of the investment experience of the Subaccounts You select. However, the guaranteed insurance amount is never reduced based on negative performance of the Subaccounts. We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because You may allocate no more than 50% of Your premiums to the Fixed Account, investing in the Fixed Account does not eliminate investment risks.

If You take a partial surrender from Your Policy, reduce the Face Amount of the Policy, eliminate a rider, or make any other material change to the Policy after it is issued, this may convert the Policy into a modified endowment contract (MEC). This can have adverse tax consequences to You.

If You decide to take Policy loans, they may reduce the death benefit and Cash Value of Your Policy whether or not You repay the loans, because loans may undermine the growth potential of Your Policy. While a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC.  A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors.  In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your cost basis in the Policy.

Your Policy may lapse if you fail to pay Your premiums or Your loans exceed the Surrender Value. However, if You do not elect one of the insurance Settlement Options, We will automatically purchase continued insurance with the Policy’s Cash Value. This may delay but not avoid the lapse of Your Policy.

GENERAL ACCOUNT RISK
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Accumulation Value are subject to Our financial strength and claims-paying ability.

RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached Life Series Funds prospectus. There is no assurance that any of the Funds will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The cost of insurance charges and optional rider premiums shown may not be representative of what You will pay because these charges are based on the Insured’s age, sex and underwriting class. Your Policy will be accompanied by an illustration based on Your actual annual premium and guaranteed insurance amount as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders selected.

The table below describes the transaction fees and expenses that You will pay under the Policy, depending upon which premium payment period is chosen. The minimum charge indicated is based on the lowest rate for Our representative non-tobacco underwriting class. The maximum charge indicated is based on the highest possible charge at issue for our non-standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class. The standard charge indicated is based upon Our representative Insured, a male age 35 in Our standard non-tobacco underwriting class at the time the Policy is issued.

Transaction Fees and Other Charges and Expenses
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Percentage Charge Imposed on Premiums (the Load) Percentage of Premium less Policy Charge	Upon each premium payment	Year(s)	ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
		1	33.5%	33.5%	33.5%	33.5%	33.5%
		2 to 5	11.5%	11.5%	11.5%	10.5%	11.5%
		6 and beyond(2)	8.5%	8.5%	8.5%	7.5%	8.5%
Maximum Deferred Sales Charge	Not Charged	NONE
Other Surrender Fees	Not Charged	NONE
Transfer Fees(3) (Limit of 6 transfers per Policy Year)	On 5th and 6th transfer	$10
Maximum First Year Charge	Upon payment of first year premium	$5 per $1,000 of Face Amount
Maximum Policy Charge	Upon each premium payment	ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
		$85	$85	$85	$65	$85
Premium Payment Mode(4)	Upon each premium payment	Annual: 0% increase in premium Semi-annual: 2% increase in premium Quarterly: 4% increase in premium Monthly: 5.96% increase in premium

Transaction Fees and Other Charges and Expenses (continued)
Charge	When Charge is Deducted(1)	Amount Deducted
Optional Rider Premiums			ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
		As % of Total Premium
Waiver of Premium	Upon each premium payment	Minimum	0.09%	0.13%	0.64%	0.87%	0.09%
		Maximum	3.11%	4.93%	1.81%	5.46%	3.11%
		Representative case(6)	0.23%	0.49%	1.08%	1.68%	0.23%
		Per $1,000 Face Amount of Rider
Accidental Death(5)	Upon each premium payment	Minimum	$1.50	$1.50	$1.00	$1.00	$1.50
		Maximum	$2.00	$1.75	$1.50	$1.50	$2.00
		Representative case(6)	$1.75	$1.50	$1.25	$1.00	$1.75
		Per $1,000 Face Amount of Rider
Children’s Term Life Insurance Rider (Not available on ISPC-10 or ISP10 Express)	Upon each premium payment	Minimum	N/A	$5.25	$5.25	$5.25	N/A
		Maximum	N/A	$5.25	$5.25	$5.25	N/A
Spouse’s Term Life		Per $1,000 Face Amount of Rider
Insurance Rider (Not available on ISPC-10 or ISP10 Express)	Upon each premium payment	Minimum	N/A	$0.62	$0.62	$0.62	N/A
		Maximum	N/A	$15.70	$10.25	$15.70	N/A
		Per $1,000 Face Amount of Rider
10 Year Level Term Insurance Rider (Not available on ISP10 Express)	Upon each premium payment	Minimum	$0.67	$0.67	$0.67	$0.67	N/A
		Maximum	$43.47	$43.47	$25.87	$43.47	N/A
		Representative case(6)	$2.70	$2.70	$2.70	$2.70	N/A
		Per $1,000 Face Amount of Rider
20 Year Level Term Insurance Rider (Not available on ISPC-10 or ISP10 Express)	Upon each premium payment	Minimum	N/A	$0.66	$0.66	$0.66	N/A
		Maximum	N/A	$67.24	$17.44	$67.24	N/A
		Representative case(6)	N/A	$2.82	$2.82	$2.82	N/A
(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy Year, the charges, which are premium-based, will be prorated over those payments.

(2) The Policy allows You to select the period of time over which You will pay premiums. The transaction fees and other charges and expenses shown in the table apply to all premium payment periods unless specifically noted. There are four premium payment period options available. In the case of ISP CHOICE-10 and ISP10 Express You pay premiums for 10 years, in the case of ISP CHOICE-20 You pay premiums for 20 years, in the case of ISP CHOICE-65 You pay premiums until You reach age 65 and in the case of ISP CHOICE-Whole Life You pay premiums until You reach age 100.

(3) We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account.

(4) The amount of the added premium is determined by the applicable insurance rates based upon the Insured’s age, sex and underwriting classification. The premiums disclosed may not be representative of the premium You will actually pay. You may obtain more information about the premiums You will incur by contacting Your representative.

(5) The benefit issued may not exceed $200,000 less all of the Insured’s accidental death benefit coverage in all companies.

(6) The Representative case is based on Our Representative Insured.  This is a male, age 35 at the time the Policy is issued, and is in Our standard non-tobacco underwriting class. The guaranteed maximum premiums are shown.

The next table describes the fees and expenses that We may deduct from Your Cash Value periodically over the life of the Policy(ies). These fees and expenses do not include operating fees and expenses of the Funds.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(1)	Last Day of Policy Year and/or upon surrender(2)		ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10- Express
		Minimum(3)	$0.18 per $1,000 of net amount at risk (NAR)		$0.43 per $1,000 NAR		$0.18 per $1,000 of net amount at risk (NAR)
		Maximum(3)	$1,000 per $1,000 NAR
		Representative Case(4)	$1.12 per $1,000 NAR
Mortality and Expense Risks Charge	Daily	Effective Annual Rate of Your Subaccount Value	0.50%	0.50%	0.50%	0.50%	1.50%
Policy Loan Interest	Policy Anniversary	6% of the outstanding loan(5)
Income Tax Charge(6)	Not charged	None deducted

(1) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age, sex, Underwriting Class of Risk, as well as the net amount at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative. The NAR under a Policy is equal to the Policy's guaranteed insurance amount, plus the variable insurance amount, minus the Cash Value. The NAR may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

(2) If the Total Benefit Base at the end of the first Policy Year is less than the cost of insurance due, the balance will be included in the cost of insurance charged on the last day of the following Policy Year.

(3) The minimum charge reflects the annual cost of insurance rate per $1000 of NAR for a female, age 5 for ISPC-10, ISP10 Express and ISPC-20 and a female, nonsmoker, age 18 for ISPC-65 and ISPC-WL. The maximum charge reflects the annual cost of insurance rate per $1000 of NAR for all rating classifications at age 120.

The maximum first year cost of insurance charge based on the maximum issue age for the Policy is equal to $17.41 per $1000 of NAR for ISPC-10, ISP10 Express and ISPC-20, $10.10 per $1000 of NAR for ISPC-65 and $17.41 per $1000 of NAR for ISPC-WL.

(4) The representative case is based on Our representative Insured. This is a male, age 35 at the time the Policy is issued and is in Our standard non-tobacco underwriting class. There is no difference in the cost of insurance between the standard and non-standard class. The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge.

(5) Because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

(6) We reserve the right to impose this charge if We incur taxes attributable to Separate Account B.

The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of December 31, 2013. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the accompanying prospectus for the Funds.

Total Annual Fund Operating Expenses
	Minimum	Maximum(1)
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.79%	1.54%
(1) The maximum total annual fund operating expenses have been restated to reflect current operating expenses.

DESCRIPTION OF THE POLICY

WHO WE ARE AND HOW TO CONTACT US
First Investors Life Insurance Company (“First Investors Life”, “We” and “Our”) with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We issue life insurance policies and annuity contracts.

For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837. You can call Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax Us at 732-510-4209. You can also contact Us through Our website at www.firstinvestors.com.

You should send any payments, notices, elections, or requests, as well as any other documentation that We require for any purpose in connection with Your Policy to Our Administrative Office. No such payment, notice, election or request will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account B
We issue the Policies described in this prospectus through Our Separate Account B. We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account B from the assets in Our general account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.

The Fixed Account
The Fixed Account is not part of Separate Account B. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account B or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn at least the minimum effective annual interest rate associated with Your Policy.  For ISPC-10 Express policies sold after October 1, 2012, the minimum effective annual interest rate is 3%.  For ISPC-10 policies sold prior to October 1,2012, the minimum effective annual interest rate is 4%.

We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However any excess interest already credited to Your account is non-forfeitable. You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return.

Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Cash Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy Cash Value are subject to Our financial strength and claims-paying ability. The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the Investment Company Act of 1940. The staff of the SEC has therefore not reviewed the disclosures in this prospectus that relate to the Fixed Account assets.  Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Life Series Funds
Each of the Subaccounts available under the Policy invests in a corresponding Fund of the Life Series Funds. Each Fund is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of 12 separate Funds, 11 (eleven) of which are available to Policyowners of Separate Account B. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity contract issued by First Investors Life or by other insurance companies. The Life Series Funds reserves the right to offer shares to other separate accounts or directly to Us.

Our affiliate, First Investors Management Company, Inc. (“FIMCO”) is the investment adviser of the Life Series Funds. FIMCO is a New York corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained  Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund, Vontobel Asset Management Inc., 1540 Broadway, New York, New York 10036 to serve as the subadviser of the International Fund and Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022 to serve as subadviser for the  Fund For Income. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

The following table includes the investment objective for each Fund that is available under the Policy. There is no assurance that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds You select through the corresponding Subaccounts. The degree of investment risk You assume will depend on the Subaccounts (and the underlying Funds they invest in) You select. You should consider Your allocations carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the accompanying Life Series Funds prospectus.

Fund	Investment Objective
Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Equity Income Fund	Total return.
Fund For Income	High current income.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Opportunity Fund	Long-term capital growth.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of Your death benefit, Cash Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to that portion of the Policy's Cash Value, which is allocated to the Separate Account B Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Cash Value, which is allocated to the Fixed Account. We also guarantee that the death benefit will never be less than the Face Amount (adjusted for Policy loans, accrued loan interest and any partial surrenders), if You pay all of Your premiums.

The following discussion describes how the Policy works. It generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and Cash Value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before issuing a Policy, We conduct underwriting to determine the proposed Insured's insurability.

For  ISPC-20, ISPC-65 and ISPC-WL, We conduct standard underwriting.  Standard underwriting may include, but is not limited to, the testing of blood and urine, a physical examination, communication with the proposed Insured’s physician or other tests We feel are necessary or appropriate.  The amount of information We require for standard underwriting depends on the proposed Insured’s age and the amount of insurance for which the proposed Insured has applied.

For ISP10 Express We conduct non-medical underwriting.  Non-medical underwriting bases the insurability decision on the following information: Parts I and II of the Application for Life Insurance, a report from MIB, Inc. (formerly known as the Medical Information Bureau), a report from the Department of Motor Vehicles and a report from a pharmacy database.  All ISP10 Express applications are underwritten on this non-medical basis which generally results in  shorter underwriting time and faster Policy issue.  However, because We do not obtain as much information as We do under Our standard underwriting criteria, the ISP10 Express Policy option has higher charges than would otherwise be the case if We had used Our standard underwriting procedures.

If Your application is accepted, We will credit Your Policy with the initial net premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any application for any reason, including but not limited to failure to meet Our underwriting criteria. The Insured will be covered under the Policy as of the Policy’s issue date.

PREMIUMS
Premium Payment Period Choice
The Policy premiums are "level" because You pay the same amount each year for the premium payment period. The premium payment period is 10 years for ISPC-10 and ISP10 Express, 20 years for ISPC-20, through Your attained age 64 for ISPC-65 and through Your attained age 99 for ISPC-Whole Life. Once You select Your premium payment period (i.e., the number of years that premiums must be paid), the period is fixed. It cannot be changed by You or Us. Nor can the amount of the premium be changed (except as noted below under “The Frequency of Your Payments” and “Optional Insurance Riders”). After You have made the scheduled payments for the premium payment period, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses.

In determining which payment period option to select, 10 years, 20 years, until 65, or Whole Life, You should consider a number of factors, including the amount of coverage that You want. For any single insured, the amount of coverage available will increase with the length of the payment period. For example, an ISPC-Whole Life Policy will produce a larger guaranteed minimum death benefit per dollar of premium than an ISPC-10 Policy. Of course, the payment period is longer.

The following example demonstrates premium amount and amount of insurance for the four payment options where the Insured is a standard issue, 35 year old non-smoking male.

Male – Standard Issue Non-Smoker Age 35	ISP CHOICE-10	ISP CHOICE-20	ISP CHOICE-65	ISP CHOICE-WL	ISP10 Express
$50,000 Face Amount will cost	$1,540.50 Annual Premium	$944.50 Annual Premium	$766.50 Annual Premium	$632.00 Annual Premium	$1,540.50 Annual Premium
$1,000 Annual Premium will buy	$31,929 Face Amount	$53,229 Face Amount	$67,132 Face Amount	$82,452 Face Amount	$31,929 Face Amount

The Amount of Your Premiums
The premium You pay is determined by the premium payment period You choose (ISPC-10, ISP10 Express, ISPC-20, ISPC-65, or ISPC-Whole Life), the amount of guaranteed insurance, the underwriting classification of the Insured and the frequency of the premium payments. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on other than an annual basis.

For ISPC-10, there is a $600 minimum annual premium payment requirement for all issue ages (which does not include additional premiums for any riders that You may select). For ISPC-20, ISPC-65 and ISPC-Whole Life, there is a $25,000 minimum Face Amount requirement. For ISP10 Express there is a $25,000 minimum Face Amount and a $750 minimum annual premium payment requirement for all issue ages (which does not include additional premiums for any riders You may select).  In addition, ISP10 Express has a maximum face amount of $150,000.

In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.

The Frequency of Your Payments
You pay premiums under a Policy for the premium payment period. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected. You may choose to pay Your premiums on a semi-annual, quarterly or monthly basis. If You do so, You will be subject to an additional charge. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the entire amount the premium increases.

You may only pay premiums monthly if You authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then recompute Your premium amount and bill You accordingly.

Premium Loans To Pay Premiums
You may elect in the application or in a written request to Our Administrative Office to have any premium due (except for the initial premium) paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due date does not exceed the maximum loan value of Your Policy (see "Policy Loans"). If You do not resume paying premiums, the loans will continue to be used to pay Your premiums as they become due. This could eventually cause Your Policy to lapse, which could have adverse tax and other consequences. You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account B and/or the Fixed Account.

Your allocations are subject to the following constraints:

1. Allocation percentages must be in whole numbers;

2. Allocation percentages must add to 100%; and

3. The allocation percentage for the Fixed Account may not exceed 50%.

On the Policy’s issue date, the proportion of the initial net premium You designated for the Fixed Account will be allocated to the Fixed Account. The remainder of the initial net premium You designated for the Subaccounts will be allocated to the Cash Management Subaccount for a period of 20 days. On the 21st day, the Benefit Base (as defined below) in the Cash Management Subaccount will be reallocated to the Subaccounts You designated on the application. This reallocation will occur as of the end of the 20th day following the issue date. If that day is not a Business Day, then the reallocation will occur as of the end of the next Business Day. Subsequent premiums will be allocated according to Your allocation percentages on file, unless You request a change in Your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See “Automated Subaccount Reallocation Option” for additional information.

The net premium is credited to Your Policy on the Policy's issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

Reallocating Your Policy Assets
Subject to the restrictions discussed below, You may change the allocation of Your Net Benefit Base (the value of the Subaccount Benefit Base plus the Fixed Account Benefit Base) among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Net Benefit Base by written Notice, participation in Our Systematic Transfer Option,  participation in Our Automated Subaccount Reallocation Option or by telephone.  Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Transfer of Net Benefit Base
You may transfer all or a portion of the Net Benefit Base between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written Notice of your request or by calling 1(800)832-7783.  There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer of the Net Benefit Base either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Benefit Base (the value of the assets allocated to the Fixed Account). Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Benefit Base to the Net Benefit Base to exceed 50%.

We charge a $10 fee for transfers in excess of four per Policy Year, including those involving the Fixed Account. A transfer of Net Benefit Base made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Processing Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.

Telephone Transfer Option
You may make transfers of Net Benefit Base as described above via telephone by calling 1(800)832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call.  We may require written confirmation of your request.

We will not be liable for losses resulting from telephone requests that we believe are genuine.  We reserve the right to revoke or limit your telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available.  For example, there may be interruptions in service beyond our control such as weather-related emergencies.

Systematic Transfer Option
You may request that a specified dollar amount be transferred from any one or more Subaccounts (the “originating Account(s)”) to any one or more other Subaccounts (the “receiving Account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter (successive one-month and three-month periods, respectively, measured from the issue date) that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100. All transferred amounts must be specified in whole dollars.

The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Such termination as to one originating Account will not have the effect of increasing any amounts thereafter transferred from other originating Accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies, see “Transfer of Net Benefit Base” above. However, We reserve the right to impose a charge in the future for this option. The Systematic Transfer Option terminates if and when the Benefit Base remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving you 31 days written notice.

Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Benefit Bases (the value of the assets allocated to the Subaccounts) at quarterly intervals according to the most recent premium allocation instructions on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request.

Upon reallocation, the amount of Net Benefit Base allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a) Is equal to:

1. The allocation percentage You have specified for that Subaccount; divided by

2. The sum of the allocation percentages for all such Subaccounts; and,

(b) Is equal to the sum of the Benefit Bases in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your premium allocation instructions are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Benefit Bases among the Subaccounts. It will not affect the Fixed Account Benefit Base. Reallocation transfers of Subaccount Benefit Base made under this option are not subject to the minimum transfer amount described under “Transfer of Net Benefit Base”. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We reserve the right to impose a charge for this option in the future.

A transfer of Net Benefit Base made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by providing Us with Notice. We may terminate or modify Our rules governing this option by giving You 31 days written notice.

Our Policies on Frequent Reallocations Among Subaccounts
The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six per Policy Year (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and complies with our requirements for such requests. We will not accept transaction requests by any other means, including but not limited to, facsimile or e-mail requests. As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of the Life Series Funds (other than the Cash Management Fund) and reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, it is Our Policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.

The Risks to Policyowners of Frequent Reallocations
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT
The death benefit is the amount We pay to the named Beneficiary at the death of the Insured. It is the sum of the guaranteed insurance amount plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts selected and the amount we have credited to You in the Fixed Account. We increase the death benefit to reflect (1) any insurance on the life of the Insured added by a rider and (2) any premium paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured's death and (3) partial surrenders. The death benefit is reduced pro rata for partial surrenders, as discussed later.

Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. Thereafter, if the Policyowner did not make an election, the Beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.

The Guaranteed Insurance Amount
(Face Amount)
We guarantee that the death benefit on Your Policy will never be less than the Policy's Face Amount, which is the guaranteed insurance amount (reduced for loans and partial surrenders). During the first Policy Year, the death benefit is equal to the guaranteed insurance amount. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy Year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy Year.

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee.

The Variable Insurance Amount
The Variable Insurance Amount is based upon the investment results of the Subaccounts that You have selected and the interest credited to the Fixed and Loan Accounts, if selected or applicable. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.

During the first Policy Year, the Variable Insurance Amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine Your Variable Insurance Amount by comparing the net investment return of Your Subaccounts plus the interest credited to the Fixed and Loan Accounts with an assumed investment return of 4% which We call “the Assumed Interest Rate.” The “net investment return” of Your Subaccounts is the gross rate of return on the underlying investments less Fund expenses and mortality and expense risk charges.

Your Variable Insurance Amount does not change if the actual net investment return on all of Your Subaccounts is exactly equal to the Assumed Interest Rate. Your Variable Insurance Amount increases if the actual net investment return is greater than the Assumed Interest Rate and decreases if the net actual investment return is less than the Assumed Interest Rate.

The amount by which Your Variable Insurance Amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy Year by the applicable net single premium rate that is specified in Your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in Your Subaccounts, Fixed Account and Loan

Account) less the Assumed Benefit Base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by interest at the Assumed Interest Rate to the end of the Policy Year).

Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 through 120. The net single premium increases as the Insured grows older, meaning that the Insured will receive less variable insurance per dollar of Excess Investment Return. Net single premiums also vary by the sex and underwriting classification (tobacco or non-tobacco) of the Insured.

The Variable Insurance Amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy Years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts selected. If the Variable Insurance Amount is negative, the death benefit is the guaranteed insurance amount. In other words, the death benefit is never less than the guaranteed insurance amount.

CASH VALUE
Determining Your Cash Value
There is no minimum guaranteed Cash Value. The Cash Value varies daily and on any day within the Policy Year equals the Cash Value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited on the Fixed Account if selected, plus the interest credited to the Loan Account if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders.

The Policy offers the possibility of increased Cash Value due to good investment performance and decreased Cash Value due to poor investment performance. You bear all of the investment risks.

Cost of Insurance Protection
Your Cash Value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk. In all cases, We base the cost of insurance protection on the net amount at risk (NAR) (the Policy's guaranteed insurance amount, plus the variable insurance amount, minus the Cash Value) and the person's sex and attained age. (See “Periodic Charges Deducted from the Subaccount Value – Cost of Insurance Protection.”)

Policy Surrenders
You may fully surrender the Policy for its Cash Value less any outstanding Policy loans and loan interest (“surrender value”) at any time while the Insured is living. The amount payable will be the Cash Value that We next compute after We receive the surrender request at Our Administrative Office. A full surrender will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.

You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have paid the premium due on that Policy anniversary. In addition, Your premiums and/or Face Amount after the partial surrender must still meet the Policy’s minimum requirements. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When You make a partial surrender, the guaranteed insurance amount, death benefit, and Cash Value for the Policy each will be reduced in the same proportion as the partial surrender relates to the surrender value. The premium will also be reduced. We will pay the portion of the Cash Value of the original Policy that exceeds the Cash Value of the reduced Policy to You as a partial surrender. We will allocate the Cash Value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the Cash Value of the original Policy. We will usually pay the surrender value within seven days if We have received all necessary forms. However, We may delay payment for the following reasons:

■ A recent payment that You made by check has not yet cleared the bank,

■ We are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists, or

■ For such other periods as the SEC may by order permit for the protection of security holders.

We will pay interest if We delay payment of the surrender value beyond 30 days from the effective date of the surrender.

While We do not assess a charge for full or partial surrenders, You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may have adverse tax consequences, see "Tax Information". We may deduct withholding taxes from the surrender value.

Policy Loans
You may borrow up to 75% of the Cash Value during the first three Policy Years and 90% of the Cash Value after the first three Policy Years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general, if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.

When You take a loan, We transfer a portion of the Cash Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that You have selected to Our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account if applicable in the proportion which the value of each Subaccount and/or the Fixed Account bears to the Net Benefit Base of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due but does reduce the death benefit and Cash Value by the amount of the loan. A Policy loan may also permanently affect the Variable Insurance Amount and the Cash Value, whether or not You repay the loan in whole or in part. This occurs because We credit the amount in the Loan Account at the assumed interest rate of 4%, in accordance with the tabular Cash Value calculations that We have filed with the state insurance departments. Thus, even if it is repaid, a Policy loan will have a negative impact on the Variable Insurance Amount and the Cash Value, if the actual net investment returns of the Subaccounts You have selected, exceed the assumed interest rate of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Cash Value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the Cash Value, We will mail notice of such event to You and any assignee at the assignee's last known address. The Policy will terminate 31 days after We mail such notice. A termination of the Policy may be a taxable event. The Policy does not terminate if You make the required repayment within that 31-day period.

While a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your cost basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

SETTLEMENT OPTIONS
You or Your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 2½% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive.

OPTIONAL INSURANCE RIDERS
Currently, the following riders may be included in a Policy at issue but not added thereafter, in states where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below describe important benefits, features, rights and obligations under each rider. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your representative.

Accidental Death Benefit
You may elect to obtain an accidental death benefit rider if the Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Insured's accidental death benefit coverage in all companies.

Waiver of Premium
You can choose to obtain a waiver of premium rider where the Insured is age 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability (as defined in the rider) of the Insured, which continues for at least six months. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Insured reaches age 60.

Children’s Term Life Insurance Rider
(Not available on ISPC-10 or ISP10 Express. Limited availability on ISPC-20)

You may purchase life insurance on children who are qualified under the terms of the rider.  The Children’s Term Insurance Rider allows You to purchase between $5,000 and $15,000 of coverage on qualified children. The premium is the same regardless of number of children covered. Children born, adopted, or who become a stepchild after the issue date of the Policy are automatically insured as long as they are qualified under the terms of the rider. The rider coverage is convertible, without evidence of insurability to an individual Policy in the name of the Insured Child at the earlier of when they reach 25 years of age or the Insured attains age 65. If the Insured dies during the premium payment period, the Insured Child’s coverage continues as paid up term insurance.

Spouse’s Term Life Insurance Rider
(Not available on ISPC-10 or ISP10 Express)

You may purchase term life insurance on Your spouse in the form of a rider to the Policy. The Spouse Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. The spouse to be insured may not be 10 years older or younger than the Insured individual under the Policy. The rider coverage is convertible without evidence of insurability at attained age within 60 days prior to either a premium increase, the expiration of coverage under the rider or when the Insured attains age 65. Premiums for this rider are level for an initial 20-year period then increase for subsequent level 20-year periods or to the termination date of the rider, if earlier.

Level Term Insurance Rider
You may elect to obtain term insurance protection in addition to the death benefit provided by the Policy. The additional coverage is purchased in the form of a rider  to the Policy. The rider is available for a 10-year coverage period or a 20-year coverage period. The 10-year rider can be added to any of the ISP Choice options except ISP10 Express. The 20-year rider is available on any ISP Choice option with a premium payment period of 20 years or more. The rider may be added in an amount up to 5 times the Face Amount of the ISP Choice Policy subject to a $25,000 minimum amount. The rider coverage is convertible, without evidence of insurability to a new permanent plan of insurance. The amount of insurance under the new Policy may be any amount up to the Face Amount of the rider. The conversion may occur at any time during the premium payment period, but not later than the Policy Anniversary when the Insured reaches age 65.

The guaranteed maximum premiums for this rider are level throughout the coverage period. We currently charge premiums less than the guaranteed maximum premiums.

We reserve the right to change current premiums for this rider but any change will be on a uniform basis by premium class and based upon future investment earnings, mortality, persistency and expenses. We cannot change current premiums on account of a deterioration of the Insured’s health or a change in occupation.

OTHER PROVISIONS
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment
You may assign the benefits under a Policy to someone else. However, the assignment is not binding on Us, unless it is in writing and received at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary
This is the person(s) you designate in the application to receive death benefits under the Policy upon the death of the Insured. You may change this designation during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.

Right to Examine
You have a period of time to review Your Policy and cancel it for a refund of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of Your Policy. At a minimum You can cancel Your Policy within 10 days after receipt. You must return Your Policy along with a written request for cancellation.

Default and Options on Default
A Policy is in default if You do not pay any premium (after the first premium) when it is due. There is a grace period of 31 days during which the Policy continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If You have elected the automatic premium loan provision, and You do not pay a premium within the grace period, the premium will automatically be borrowed from the Cash Value of the Policy. If You do not resume paying premiums, this process will continue until the Cash Value in Your Policy is exhausted. This will result in a termination of Your Policy or conversion of the remaining Cash Value into a continued insurance option. The total amount of all loans then outstanding will be considered a taxable distribution to the extent You have any gains in Your Policy.

If You have not elected the automatic premium loan provision and You do not surrender a Policy within 31 days after the date of default, We apply the Policy’s Cash Value minus any loan and interest to purchase continued insurance. If the Insured is rated as standard class, You automatically have the extended term insurance option if You make no other choice.

If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

The reduced paid-up whole life insurance option provides a guaranteed level amount of paid-up whole life insurance. The guaranteed amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective. The Cash Value of the reduced paid-up whole life insurance is entirely invested in the Fixed Account and cannot be transferred or reallocated to any of the Subaccounts. Any excess interest declared by the company on the Fixed Account will purchase additional paid-up whole life insurance in the manner previously described under the Variable Insurance Amount.

You may surrender a Policy continued under either option for its Cash Value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

Right to Exchange Options
The exchange options allow You to exchange this Policy for a permanent fixed benefit life insurance Policy.

Exchange Option 1

Within the first 18 months after the Policy's issue date, if You have duly paid all premiums, You may exchange this Policy for a permanent fixed life insurance Policy that We issue on the Insured’s life.

You do not need to provide evidence of insurability to exercise this option. The new Policy will have a level face amount equal to the Face Amount of this Policy. The new Policy will have the same issue date, issue age and premium class as this Policy and the same optional insurance riders if such riders are available. We base premiums for the new Policy on the premium rates for the new Policy that were in effect on this Policy’s issue date.

In some cases, We may adjust the Cash Value on exchange. The adjustment equals the Policy’s surrender value minus the new Policy’s tabular cash value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Exchange Option 2

If any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions, You may exchange this Policy for a permanent fixed benefit life insurance Policy that We issue on the Insured’s life. We will notify You if there is any such change. You will be able to exchange this Policy within 60 days after Our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.

The new Policy will be issued at Your attained age at the time of the exchange on a substantially comparable General Account plan of insurance. The face amount of the new Policy will be for an amount not exceeding the excess of the Death Benefit of this Policy on the date of exchange or:

1. The Cash Value of this Policy on the date of exchange if You elect to surrender this Policy; or

2. The death benefit payable under the Paid-Up Insurance Surrender Value Option if You choose to elect that option.

Grace Period
With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.

Incontestability
Except for fraud or nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.

Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. We may, at our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts. We may at Our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.

State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state.

Your Policy, as a result, may differ from those described in this prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document.

We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.

Payment and Deferment
We will usually pay the death benefit, surrender value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) We cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the SEC determines that a state of emergency exists.

Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the surrender value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest. We will pay the interest from the date of surrender to the date We make payment.

Payment of Dividends
The Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of First Investors Life.

Policy Years and Anniversaries
We measure Policy Years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. Each Policy Year will commence on the anniversary of the date of issue.

Reinstatement
If the Policy terminates, You may apply for reinstatement  within three years of termination. A Policy surrendered for cash or for which the extended term insurance option was in effect may not be reinstated. To reinstate, You must present evidence of insurability acceptable to Us, and You must pay to Us the greater of:

(1)
All premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in Cash Value resulting from reinstatement.

To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide
If the Insured commits suicide within two years from the Policy's date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets
We determine the unit value for each Subaccount at the close of business of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.

Processing Transactions
Generally, transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally 4:00 P.M., Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

FEES, CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments except as described under “Optional Insurance Riders” or the charges that We deduct from Your premiums. The charges that We deduct from Your Subaccount(s) for mortality and expense risks are also guaranteed not to increase (except as described in “The Frequency of Your Payments”).

Transaction Fees
We deduct the fees, charges and expenses listed below from Your premiums. The resulting net premium amount is allocated among the Subaccount(s) and the Fixed Account as You have selected.

Premium Charge
We impose a premium charge on each premium payment. The premium charge is a percentage of the premium amount less the Policy charge and decreases by Policy year as shown in the following schedule:

Years	Maximum Premium Charge Percentages
	ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
1	33.5% of premium	33.5% of premium	33.5% of premium	33.5% of premium	33.5% of premium
2-5	11.5% of premium	11.5% of premium	11.5% of premium	10.5% of premium	11.5% of premium
6 and later	8.5% of premium	8.5% of premium	8.5% of premium	7.5% of premium	8.5% of premium

The premium charge is intended to cover Our sales expenses, premium taxes and other costs and risks associated with the Policy. The premium charge does not correspond to Our actual costs in any particular year.

The Policy is distributed through First Investors Corporation (“FIC”), which is one of Our affiliates.  The Policy is offered to the public through registered representatives of FIC and through other broker-dealers (“Selling Firms”) that are licensed under the federal securities laws and applicable state insurance laws and that have entered into written selling agreements with FIC as the underwriter.  These Selling Firms may be affiliated with Us. FIC pays commissions to the Selling Firms for their sales of the Policy according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement.  FIC pays its representatives a percentage of the premium on Policies that they sell. FIC representatives generally receive a higher percentage of the first-year premium for selling ISPC-65 than they would receive for selling ISPC-10, ISP10 Express or ISPC-20. They also generally receive a higher percentage of the first-year premium for selling ISPC-WL than they do for ISPC-65. On a premium-dollar basis, FIC representatives generally receive a higher first-year commission for selling the ISP Choice options that have a longer premium payment period than they would receive for selling ISP Choice options with shorter premium payment periods.  A representative of a Selling Firm who sells You the Policy typically receives a percentage of the compensation FIC pays to his or her Selling Firm, depending on the agreement between the Selling Firm and its representative, and the Selling Firm’s compensation program.  Ask Your representative for further information about the compensation Your representative, and the Selling Firm that employs Your representative, may receive in connection with Your purchase of a Policy.

In addition, in an effort to promote the sale of Our products, We and FIC may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FIC also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the FINRA rules and other applicable laws and regulations, We and FIC may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.

First Year Charge
We impose a charge in the first Policy Year (which is in addition to other applicable fees and charges) at the maximum rate of $5 per $1,000 of the guaranteed insurance amount for Our administrative expenses in issuing the Policy.

Annual Policy Charge
We impose a maximum annual charge for Our administrative expenses of $85 on ISPC-10, ISP10 Express, ISPC-20 and ISPC-65 and $65 on ISPC-Whole Life.

Premium Payment Mode
When You pay premiums on other than an annual basis, the premium amount, the annual Policy charge and the first year charge will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed insurance amount of Your death benefit.

Increase for Installment Payment of Premiums (as a percentage of an annual payment/charge):

Payment Frequency	% Increase
Annual	0%
Semi-annual	2%
Quarterly	4%
Monthly	5.96%

Transfer Fees
We charge a $10 fee for transfers of the Net Benefit Base in excess of four per Policy Year, including those involving the Fixed Account. See “Transfer of Net Benefit Base” for more information.

Optional Insurance Rider Premiums
We charge an additional premium for each optional insurance rider that You select for Your Policy. See the table entitled “Transaction Fees and Other Charges and Expenses” in the “Fee Tables” section of this Prospectus and Your Policy for more information on the additional premiums for each optional insurance rider.

Periodic Charges Deducted From the Subaccount Value
Cost of Insurance Protection
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex, underwriting classification and the net amount of insurance that is at risk. We guarantee that the cost of insurance will not be higher than rates based on the 2001 Commissioners’ Standard Ordinary Mortality Table for the Insured’s sex and tobacco use classification, which We use to compute the cost of insurance protection for each Policy.

(See "Cash Value--Cost of Insurance Protection ").

Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk.

The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

Mortality and Expense Risk Charge
We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks (M&E) that We assume.  Please refer to the chart entitled “Periodic Charges Other Than Fund Operating Expenses” on page 6 of this prospectus for the M&E charge applicable to Your Policy.

We assume a greater mortality risk with ISP10 Express than the other Policy options due to the non-medical underwriting procedure.

The mortality risk that We assume is that the Insured will live for a shorter time than We estimated or the guaranteed minimum death benefit will be payable.

Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary.

If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

Income Tax Charge
We do not expect to incur any federal income taxes as the result of the earnings or realized capital gains of Separate Account B. However, in the event that We were to incur such taxes, We reserve the right to charge the Separate Account for the taxes. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses.  Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. The highest and lowest gross annual Fund operating expenses as of December 31, 2013 were 1.54% and 0.79% respectively. The highest gross annual Fund operating expenses have been restated to reflect current operating expenses.

Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus.  We begin to accrue and deduct all of the above charges and premiums on a Policy's Issue Date

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which You should consult a qualified tax adviser.

POLICY PROCEEDS
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in Section 7702 of the Internal Revenue Code of 1986, as amended, and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

■ The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;

■ The growth of the Cash Value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and

■ Transfers among Subaccounts are not taxable events for purposes of federal income tax.

SURRENDERS AND LOANS
The federal tax treatment of surrenders and loans depends upon whether a Policy is a MEC under Section 7702A of the Code. A MEC is a Policy that meets the definition of life insurance but fails to meet the "seven-pay" test of Section 7702A. Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a Policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance Policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the Face Amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.

Policies that are not MECs
If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash surrender value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 years will be treated as from "basis first" and "income second." During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the Cash Value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as a Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the Cash Value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy loan.

Policies that are MECs
A Policy that is classified as a MEC continues to be a life insurance Policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis. If a Policy is a MEC, distributions include not only partial and full surrenders but also Policy loans. Thus, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 ½ are subject to an additional 10% penalty.

Tax Withholding
Regardless of whether or not a Policy is a MEC, whenever there is a taxable distribution from a Policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax, if You so request in writing, before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes
Because of the complex  nature of the Federal tax law, We recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The American Taxpayer  Relief  Act of 2012 (the “Act”), which was enacted on January 2, 2013, provides an exemption for purposes of federal estate tax of $5 million (adjusted for inflation for calendar years after 2010, with a 2013 exemption of $5.25 million) and a top estate tax rate of 40 % for deaths that occur after December 31, 2012.   An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.  Under the Act, “portability” is made permanent, so that any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under a Policy will generally be included in the Insured's estate for purposes of the federal estate tax if (1) the Insured and the Policyowner are the same or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.

If the Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if the Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Act provides an exemption to the GSTT of $5 million (adjusted for inflation for calendar years after 2011, with a 2013 exemption of $5.25 million) and a GSTT tax rate of 40% for transfers made after December 31, 2012.

Other Tax Issues
We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account B and no charge is currently assessed against the Separate Account for such taxes. If We incur such taxes in the future, We may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against the Separate Account. We may assess the Separate Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts.

In order for the Policies to be treated as life insurance for federal income tax purposes, the investments of the Subaccounts of the Separate Account must be “adequately diversified” in accordance with Treasury Department regulations. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, the Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be taxed on the earnings of the Subaccount(s) in which You were invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds available under the Policy sells its shares not only to Separate Account B but also to other separate accounts which fund variable life and annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of the Separate Account may cause the Policyowner, rather than Us, to be treated as the owner of the assets in the Separate Account for tax purposes, which would result in the current taxation of the income on those assets to the Policyowner. Based upon current IRS guidance, We do not believe that the ownership rights of a Policyowner under a Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION

VOTING RIGHTS
Because the Funds of the Life Series Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

■ Shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

■ Shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

■ Shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.  As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of the Financial Industry Regulatory Authority ("FINRA"). At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, We will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS
The financial statements of First Investors Life and Separate Account B are in the Statement of Additional Information.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2014 with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting Us at First Investors Life Insurance Company, Raritan Plaza 1, P.O. Box 7836, Edison, New Jersey 08818-7836, calling Us toll free at 1 (800) 832-7783 or by visiting Our website www.firstinvestors.com. You can review and copy Our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

SEC file number: 333-149362/811-04328

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
LIFE INSURANCE SEPARATE ACCOUNT B

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2014

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the ISP CHOICE Prospectus for First Investors Life Level Premium Variable Life Insurance Separate Account B, dated May 1, 2014, or for policies sold prior to June 30, 2008, the Insured Series Policy Prospectus for First Investors Life Level Premium Variable Life Insurance Separate Account B, dated May 1, 2014.  Each Prospectus may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, by telephoning (800) 832-7783, or by visiting our website at www.firstinvestors.com.

Terms used in this SAI have the same meanings as in each Prospectus.

GENERAL DESCRIPTION

First Investors Life Insurance Company.  First Investors Life Insurance Company, 40 Wall Street, New York, New York 10005(“FIL” or “First Investors Life”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  First Investors Consolidated Corporation (“FICC”), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of First Investors Life, First Investors Corporation (“FIC” or “Underwriter”) and Administrative Data Management Corp. (“ADM”), the transfer agent for First Investors Life Series Funds (“Life Series Funds”).  The Independent Order of Foresters (“Foresters”) controls FICC and, therefore, the Adviser and First Investors Life. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of First Investors Life.

Name	FIL Office	Principal Occupation for Last Five Years
Carol Lerner Brown	Secretary
Assistant Secretary FIC since 1989; Secretary FIMCO since 1989; Secretary FICC 1989-2011, Assistant Secretary FICC since 2011; Secretary ADM since 1989; and Secretary First Investors Advisory Services, LLC since 2012.

Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer and Treasurer FIL, FIC, ADM and FICC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer First Investors Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; Director Jefferson Wells International 2008-2009.

Craig D. Cloyed	Director	Director FIL and FICC since 2012; President and Director Calvert Investment Distributors, Inc. from 1998 to March 2012.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FIL since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FIL since 1990.
Steven Guterman	Director	Director FIL and FICC since 2012; Chief Executive Officer InstantLabs Medical Diagnostics Corp. since 2010; Senior Managing Director AIG Investments 2001-2009.
Jason Helbraun	Assistant Vice President	Assistant Vice President FIL since 2006.

2

Name	FIL Office	Principal Occupation for Last Five Years
William M. Lipkus	Chairman, Vice President, Chief Administrative Officer and Director
Chief Executive Officer, Director, President and Chief Administrative Officer (since 2012), Treasurer 1999-2013 and Chief Financial Officer 1997-2013 of FICC; Chairman and Chief Administrative Officer (since 2012), Director (since 2007) and Chief Financial Officer 1998-2013 of FIMCO; Chairman and Chief Administrative Officer (since 2012), Director (since 2011), Treasurer 1999-2013 and Chief Financial Officer 1998-2013 of FIC; Chairman and Chief Administrative Officer (since 2012), Director (since 2007), Treasurer 1998-2013 and Chief Financial Officer 1998-2013 of Administrative Data Management Corp.; Chairman, Director and Chief Administrative Officer (since 2012), Vice President (since 1996), Treasurer  1996-2013, and  Chief Financial Officer 1996-2013 of FIL; Member of Board of Managers and Chairman (since 2012) and Chief Financial Officer 2012-2013 of First Investors Advisory Services, LLC.

Martha E. Marcon	Director	Director FIL and FICC since2011; Director Mercury General Corp. 2008-present; Director NIA Group 2006-present.
Loretta McCarthy	Director	Director FIL and FICC since 2012; Managing Director and Co-Leader at New York Forum Golden Seeds, LLC since 2005; Principal McCarthy Group, LLC since 2002.
George S. Mohacsi	Director	President and Chief Executive Officer Foresters since 2005; Chairman and Director FICC since 2011; Director of FIL since 2011.
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter FIL since 2005.
David Schimmel	Vice President	Vice President FIL since 2011; Assistant Vice President FIL 2006-2011.
John Shey	Assistant Vice President	Assistant Vice President FIL since 2006.
Carol E. Springsteen	President and Director	President and Director FIL since 2003 and Member of Board of Managers, First Investors Advisory Services, LLC. since 2012.

Separate Account B.  First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) was established on June 4, 1985 under the provisions of the New York Insurance Law.  The assets of Separate Account B are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust

3

under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

SERVICES

Custodian.  First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account B.  We maintain the records and accounts of Separate Account B.

Independent Registered Public Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, was selected as the independent registered public accounting firm for Separate Account B and First Investors Life Insurance Company for the years 2013, 2012 and 2011.

Tait, Weller & Baker, LLP, 1818 Market Street, Philadelphia, PA 19103, an independent registered accounting firm, were the independent accountants for Separate Account B and First Investors Life Insurance Company for the years 2010 and 2009.

Underwriter.  First Investors Life and Separate Account B have entered into an Underwriting Agreement with FIC.  FIC, an affiliate of First Investors Life and of the Adviser, has its principal business address at 40 Wall Street, New York, New York 10005.  FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.  First Investors Life distributes the ISP CHOICE Policy in a continuous offering.  First Investors Life anticipates continuing to offer the ISP CHOICE Policy, but reserves the right to discontinue the offering.  New Insured Series Policies are not currently being offered for sale; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.  For the fiscal years ended December 31, 2011, 2012 and 2013, FIC received fees of $3,019,267, $2,512,557 and $2,703,521 respectively, in connection with the distribution of the ISP CHOICE Policy. For the fiscal years ended December 31, 2011, 2012 and 2013, FIC received fees of $1,232,716, $1,027,451 and $835,677, respectively, in connection with the distribution of the Insured Series Policy.

Distribution of Policy.  The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of FIC or other broker-dealers who have selling agreements with FIC.

Commissions we pay to FIC under the ISP CHOICE Policy generally will not exceed 60% of the premiums you pay in your policy's first year, and 5% of all other premiums you pay

4

in policy years two and later.  Commissions we pay to FIC under the Insured Series Policy generally will not exceed 31.25% of the first year premium payment and 5% of the premium payments for years two through twelve.  Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  First Investors representatives and representatives of other broker-dealers who have selling agreements with FIC may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

We offer the ISP CHOICE Policy for sale in Alabama,  Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.  We do not sell new Insured Series Policies; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.

OTHER INFORMATION

Reports.  At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary.  We mail the report to the last address known to us.  The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

State Regulation.  We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department.  We file an annual statement in a prescribed form with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

Our books and accounts are subject to review by the New York State Insurance Department at any time.  The Department conducts a full examination of our operations periodically.  The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law.  We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

Time of Payments.  All benefits payable due under the Policy will ordinarily be made within seven days of the due date or within seven days after the date of receipt of a request for partial surrender or termination.  However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Policy (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the SEC, is restricted; (2) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to

5

determine the value of the Fund’s net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

VALUATION INFORMATION

Value of a Unit.  For each Subaccount of Separate Account B, the value of a unit initially was set arbitrarily at $10.00.  The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated.  The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value.  The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

	(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

	(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)
is a factor representing the charges deducted for mortality and expense risks.  Such factor is equal on an annual basis to 0.50% (1.50% for ISP 10 Express) of the daily net asset value of the applicable Subaccount.  This percentage represents the mortality and expense risk assumed.

The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccounts.  The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life’s ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

6

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Financial Statements

December 31, 2013

(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Table of Contents

Report of Independent Registered Public Accounting Firm

The Board of Directors of First Investors Life Insurance Company and
Contract Owners of First Investors Life Level Premium Variable Life Insurance:

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in note 1 which comprise First Investors Life Level Premium Variable Life Insurance (collectively, “Separate Account B”), as of December 31, 2013, the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account B’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent of the mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account B as of December 31, 2013, the results of its operations for the year then ended, changes in its net assets for the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
March 10, 2014

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Assets and Liabilities
December 31, 2013

	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government	Investment Grade	Opportunity	Total Return	Equity Income
Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$2,273,591	$41,962,678	$277,347,077	$133,559,605	$81,664,262	$16,630,675	$6,486,236	$12,626,677	$1,212,804	$709,732	$39,303,248
Liabilities:
Payable to First Investors
Life Insurance Company	15,193	302,967	1,730,980	822,786	551,669	186,037	68,606	130,073	7,287	4,275	238,389
Net assets	2,258,398	41,659,711	275,616,097	132,736,819	81,112,593	16,444,638	6,417,630	12,496,604	1,205,517	705,457	39,064,859
Net assets represented by
contracts in accumulation period	$2,258,398	$41,659,711	$275,616,097	$132,736,819	$81,112,593	$16,444,638	$6,417,630	$12,496,604	$1,205,517	$705,457	$39,064,859

See accompanying notes to financial statements

2

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Operations
Year ended December 31, 2013

	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government	Investment Grade	Opportunity	Total Return	Equity Income
Investment income:
Income:
Dividends	$—	$2,464,066	$3,821,990	$1,126,917	$1,079,564	$68,573	$172,777	$498,251	$—	$—	$705,936
Expenses:
Mortality and expense risks (note 5)	11,751	205,422	1,223,740	594,560	408,809	72,922	32,994	63,033	2,757	2,031	175,768
Net investment income (loss)	(11,751)	2,258,644	2,598,250	532,357	670,755	(4,349)	139,783	435,218	(2,757)	(2,031)	530,168
Realized gain on investments:
Realized gain distributions	—	—	—	5,227,995	—	—	—	—	—	—	—
Realized gain (loss) on investments	—	(116,451)	2,524,932	1,537,131	442,941	299,801	(6,417)	15,395	3,412	287	292,385
Realized gains (losses)	—	(116,451)	2,524,932	6,765,126	442,941	299,801	(6,417)	15,395	3,412	287	292,385
Change in unrealized appreciation
(depreciation) on investments	—	339,617	71,829,735	24,288,583	3,793,050	3,838,276	(331,657)	(616,151)	178,216	57,988	8,244,295
Net increase (decrease) in net
assets resulting from operations	$(11,751)	$2,481,810	$76,952,917	$31,586,066	$4,906,746	$4,133,728	$(198,291)	$(165,538)	$178,871	$56,244	$9,066,848

See accompanying notes to financial statements

3

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2013 and 2012

	Cash Management		Fund for Income (1)		Growth and Income		Special Situations (1)		International		Select Growth
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(11,751)	$(12,044)	$2,258,644	$2,306,344	$2,598,250	$1,806,689	$532,357	$92,191	$670,755	$742,709	$(4,349)	$(52,875)
Realized gain distributions	—	—	—	—	—	—	5,227,995	10,557,614	—	—	—	—
Realized gain (loss) on investments	—	—	(116,451)	(172,197)	2,524,932	497,207	1,537,131	1,003,234	442,941	57,128	299,801	38,534
Change in unrealized appreciation (depreciation) on investments	—	—	339,617	2,564,110	71,829,735	28,445,057	24,288,583	(2,272,783)	3,793,050	12,807,518	3,838,276	1,341,683
Net increase (decrease) in net assets resulting from operations	(11,751)	(12,044)	2,481,810	4,698,257	76,952,917	30,748,953	31,586,066	9,380,256	4,906,746	13,607,355	4,133,728	1,327,342
From contract transactions:
Net insurance premiums from contract owners	77,762	49,007	1,444,164	1,339,856	9,152,965	10,142,039	4,757,415	5,170,564	3,770,499	4,019,816	1,590,005	1,499,890
Cost of insurance (note 5)	(34,016)	(33,626)	(540,632)	(544,881)	(2,921,085)	(2,501,545)	(1,402,452)	(1,260,067)	(921,869)	(975,039)	(230,295)	(189,498)
Transfers between sub-accounts	181,792	197,828	315,399	573,350	(1,114,156)	(1,714,789)	(855,754)	(449,343)	(300,306)	(1,020,816)	3,908	545,622
Transfers for contract benefits and terminations	(292,624)	(183,749)	(2,103,105)	(2,099,491)	(13,991,897)	(11,928,846)	(6,911,198)	(6,428,020)	(5,107,901)	(4,528,329)	(1,491,170)	(769,358)
Increase (decrease) in net assets derived from contract transactions	(67,086)	29,460	(884,174)	(731,166)	(8,874,173)	(6,003,141)	(4,411,989)	(2,966,866)	(2,559,577)	(2,504,368)	(127,552)	1,086,656
Net increase (decrease) in net assets	(78,837)	17,416	1,597,636	3,967,091	68,078,744	24,745,812	27,174,077	6,413,390	2,347,169	11,102,987	4,006,176	2,413,998
Net assets:
Beginning of year	2,337,235	2,319,819	40,062,075	36,094,984	207,537,353	182,791,541	105,562,742	99,149,352	78,765,424	67,662,437	12,438,462	10,024,464
End of year	$2,258,398	$2,337,235	$41,659,711	$40,062,075	$275,616,097	$207,537,353	$132,736,819	$105,562,742	$81,112,593	$78,765,424	$16,444,638	$12,438,462
(Continued)

4

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2013 and 2012

	Government		Investment Grade		Opportunity		Total Return		Equity Income (1)
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$139,783	$148,728	$435,218	$408,669	$(2,757)	$(4)	$(2,031)	$—	$530,168	$391,179
Realized gain distributions	—	—	—	—	—	—	—	—	—	—
Realized gain (loss) on investments	(6,417)	5,437	15,395	10,390	3,412	—	287	—	292,385	126,457
Change in unrealized appreciation (depreciation) on investments	(331,657)	(61,435)	(616,151)	731,840	178,216	(67)	57,988	(11)	8,244,295	2,381,938
Net increase (decrease) in net assets resulting from operations	(198,291)	92,730	(165,538)	1,150,899	178,871	(71)	56,244	(11)	9,066,848	2,899,574
From contract transactions:
Net insurance premiums from contract owners	507,005	476,570	901,342	881,010	148,684	427	64,452	—	2,069,672	2,296,960
Cost of insurance (note 5)	(104,058)	(107,393)	(181,749)	(185,858)	(12,318)	(135)	(7,502)	(2)	(453,112)	(400,870)
Transfers between sub-accounts	37,372	687,341	289,363	1,036,498	881,235	21,502	595,310	363	263,537	186,085
Transfers for contract benefits and terminations	(423,609)	(387,561)	(776,537)	(690,591)	(12,678)	—	(3,397)	—	(1,955,948)	(1,792,457)
Increase (decrease) in net assets derived from contract
transactions	16,710	668,957	232,419	1,041,059	1,004,923	21,794	648,863	361	(75,851)	289,718
Net increase (decrease) in net assets	(181,581)	761,687	66,881	2,191,958	1,183,794	21,723	705,107	350	8,990,997	3,189,292
Net assets:
Beginning of year	6,599,211	5,837,524	12,429,723	10,237,765	21,723	—	350	—	30,073,862	26,884,570
End of year	$6,417,630	$6,599,211	$12,496,604	$12,429,723	$1,205,517	$21,723	$705,457	$350	$39,064,859	$30,073,862

See accompanying notes to financial statements

(1) Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

5

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2013
(1)	Organization

First Investors Life Level Premium Variable Life Insurance Separate Account B (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL) and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Funds (the Funds), an open-end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub-accounts that comprise Separate Account B and bears the investment risk if the sub-accounts do not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios: Cash Management, Fund for Income, Growth and Income, Special Situations, International, Select Growth, Government, Investment Grade, Opportunity, Total Return, and Equity Income.

The Total Return Fund and the Opportunity Fund were launched on December 17, 2012. Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

(2)	Significant Accounting Policies

(a) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(b) Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, March 10, 2014, have been evaluated in the preparation of the financial statements.

(c) Investments

Shares of the Funds held by each of the sub-accounts of Separate Account B are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

(d)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date. Realized gains and losses are recorded on a trade date basis. Average cost is used as the basis of investments held and sold. The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

6	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2013
(e) Federal Income Taxes

Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

(3)	Investments

Investments consist of the following as of December 31, 2013:
		Net asset	Market
	Shares	value	value	Cost
First Investors Life Series Fund:
Cash Management	2,273,591	$1.00	$2,273,591	$2,272,195
Fund for Income	6,138,816	6.84	41,962,678	43,715,886
Growth and Income	6,178,586	44.89	277,347,077	183,192,155
Special Situations	3,426,933	38.97	133,559,605	83,807,950
International	3,960,303	20.62	81,664,262	70,528,084
Select Growth	1,310,498	12.69	16,630,675	10,598,488
Government	654,922	9.90	6,486,236	6,663,617
Investment Grade	1,145,020	11.03	12,626,677	12,373,289
Opportunity	86,127	14.08	1,212,804	1,034,654
Total Return	61,104	11.62	709,732	651,754
Equity Income	1,881,175	20.89	39,303,248	25,596,108

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Cash Management	$250,097	$340,264
Fund for Income	4,229,230	2,862,165
Growth and Income	12,938,043	18,957,560
Special Situations	11,116,569	9,659,749
International	4,878,960	6,769,428
Select Growth	1,655,987	1,777,307
Government	702,866	565,596
Investment Grade	1,696,123	1,027,902
Opportunity	1,029,919	20,616
Total Return	659,762	8,667
Equity Income	3,007,435	2,547,718

7	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2013
Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (FASB). The three levels of inputs are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account B has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account B’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of investments in each of the sub-accounts of the Separate Account at December 31, 2013 was determined by management using quoted market prices which, is equal to the net asset value of the underlying investments in life series funds. Management determined that these investments are valued using Level 1 inputs since there is no restriction in the redemption of these investments, and sufficient transaction volume exists. In addition, there were no transfers between the different Levels established in the FASB’s fair value hierarchy during the year ended December 31, 2013.

Cash Management	$2,273,591
Fund for Income	$41,962,678
Growth and Income	$277,347,077
Special Situations	$133,559,605
International	$81,664,262
Select Growth	$16,630,675
Government	$6,486,236
Investment Grade	$12,626,677
Opportunity	$1,212,804
Total Return	$709,732
Equity Income	$39,303,248

(4)	Changes in Units

	(a)	ISP Choice (ISPC) includes ISPC-10, ISPC-20, ISPC-65 and ISPC-Whole Life. The changes in units outstanding for ISPC for the years ended December 31, 2013 and 2012 were as follows:

8	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2013
	2013			2012
			Net			Net
	Units	Units	increase	Units	Units	increase
	issued	redeemed	(decrease)	issued	redeemed	(decrease)
Cash Management	32,602	(35,664)	(3,062)	28,548	(28,275)	273
Fund for Income	11,430	(28,350)	(16,920)	16,348	(31,380)	(15,032)
Growth and Income	83,304	(174,436)	(91,132)	10,401	(90,164)	(79,763)
Special Situations	3,312	(54,223)	(50,911)	9,055	(50,744)	(41,689)
International	12,490	(65,917)	(53,427)	11,956	(71,803)	(59,847)
Select Growth	82,284	(90,480)	(8,196)	145,801	(21,804)	123,997
Government	16,718	(17,283)	(565)	33,086	(9,526)	23,560
Investment Grade	24,511	(17,608)	6,903	41,138	(9,771)	31,367
Opportunity	79,694	(942)	78,752	2,175	—	2,175
Total Return	59,743	(432)	59,311	36	—	36
Equity Income	27,942	(30,824)	(2,882)	38,791	(30,557)	8,234

(b)	ISP10 Express pay was launched in October 2012. The changes in units outstanding for ISP10 Express for the years ended December 31, 2013 and 2012 were as follows:

	2013			2012
			Net			Net
	Units	Units	increase	Units	Units	increase
	issued	redeemed	(decrease)	issued	redeemed	(decrease)
Cash Management	13,761	(15,404)	(1,643)	5,265	(2,560)	2,705
Fund for Income	5,474	(51)	5,423	449	—	449
Growth and Income	12,684	(176)	12,508	1,397	—	1,397
Special Situations	7,981	(90)	7,891	885	—	885
International	6,119	(387)	5,732	662	—	662
Select Growth	3,207	(147)	3,060	462	(1)	461
Government	1,166	(32)	1,134	118	—	118
Investment Grade	2,961	(95)	2,866	232	—	232
Opportunity	5,345	(65)	5,280	—	—	—
Total Return	2,115	(39)	2,076	—	—	—
Equity Income	2,961	(120)	2,841	424	—	424

(5)	Mortality and Expense Risks and Deductions

Mortality and expense risk charges vary by product. In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of each sub-account for ISP Choice, which includes ISPC-10, ISPC-20, ISPC-65 and ISPC-Whole Life. For ISP 10 Express, launched in October 2012, FIL deducts an amount equal on an annual basis to 1.50% of the net asset value of each sub-account. This deduction is assessed through a reduction of unit values.

9	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2013

A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

10	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2013
(6)	Financial Highlights Table

	(a)	ISP Choice (ISPC):

ISP Choice includes ISPC-10, ISPC-20, ISPC-65 and ISPC-Whole Life.

	Net assets
	Units 1	Unit value ($)	($000s)	Investment income ratio (%) 2	Expense ratio (%) 3	Total return (%) 4
Cash Management:
December 31:
2013	111,849	20.238	2,248	—	0.50	(0.50)
2012	114,911	20.339	2,310	—	0.50	(0.50)
2011	114,637	20.441	2,320	—	0.50	(0.50)
2010	104,781	20.543	2,134	—	0.50	(0.50)
2009	110,549	20.646	2,261	0.17	0.50	(0.33)
Fund for Income:
December 31:
2013	748,467	55.985	41,597	6.00	0.50	6.35
2012	765,387	52.644	40,057	6.43	0.50	12.94
2011	780,419	46.612	36,095	7.16	0.50	5.13
2010	796,895	44.337	35,046	7.52	0.50	13.15
2009	826,209	39.186	32,166	9.61	0.50	34.48
Growth and Income:
December 31:
2013	2,552,920	108.485	275,427	1.55	0.50	37.37
2012	2,644,052	78.974	207,523	1.39	0.50	16.87
2011	2,723,815	67.574	182,792	1.63	0.50	1.86
2010	1,730,713	66.343	114,133	1.07	0.50	15.61
2009	1,727,779	57.385	98,524	1.85	0.50	27.41
Special Situations:
December 31:
2013	1,367,011	97.561	132,622	0.94	0.50	30.23
2012	1,417,922	74.915	105,554	0.59	0.50	9.46
2011	1,459,611	68.440	99,149	0.50	0.50	1.74
2010	1,487,322	67.273	99,388	0.84	0.50	25.94
2009	1,512,527	53.416	80,241	1.23	0.50	30.11
International:
December 31:
2013	1,673,054	48.733	81,044	1.32	0.50	6.24
2012	1,726,481	45.871	78,758	1.49	0.50	20.25
2011	1,786,329	38.148	67,662	2.13	0.50	0.14
2010	1,810,907	38.094	68,485	—	0.50	12.89
2009	1,824,794	33.746	61,226	4.42	0.50	22.62

11	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2013
	Net assets
	Units 1	Unit value ($)	($000s)	Investment income ratio (%) 2	Expense ratio (%) 3	Total return (%) 4
Select Growth:
December 31:
2013	1,321,298	12.538	16,400	0.47	0.50	32.48
2012	1,329,495	9.464	12,433	0.06	0.50	12.74
2011	1,205,498	8.394	10,024	0.15	0.50	4.73
2010	1,040,864	8.015	8,223	0.17	0.50	20.50
2009	929,266	6.652	6,069	—	0.50	9.35
Government:
December 31:
2013	236,441	27.339	6,406	2.63	0.50	(2.96)
2012	237,005	28.172	6,598	2.82	0.50	1.44
2011	213,445	27.772	5,838	3.26	0.50	4.88
2010	188,562	26.479	4,925	3.84	0.50	4.30
2009	176,253	25.388	4,418	3.94	0.50	3.76
Investment Grade:
December 31:
2013	382,916	32.829	12,467	3.96	0.50	(1.29)
2012	376,012	33.259	12,428	4.00	0.50	10.68
2011	344,645	30.050	10,238	4.60	0.50	5.70
2010	324,768	28.430	9,127	4.68	0.50	8.72
2009	313,626	26.150	8,105	5.77	0.50	20.34
Opportunity: 5
December 31:
2013	80,927	14.007	1,133	—	0.50	39.26
2012	2,175	10.058	22	—	0.50	0.58
Total Return: 5
December 31:
2013	59,347	11.560	681	—	0.50	16.44
2012	36	9.928	—	—	0.50	(0.72)
Equity Income:
December 31:
2013	1,173,024	33.439	39,023	2.00	0.50	29.88
2012	1,175,906	25.746	30,070	1.83	0.50	10.64
2011	1,167,671	23.269	26,885	2.01	0.50	1.03
2010	1,146,656	23.033	26,168	2.06	0.50	13.76
2009	1,122,521	20.248	22,504	2.99	0.50	20.43

12	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2013
(b)	ISP10 Express:

ISP10 Express was launched in October 2012.

	Net assets
	Units 1	Unit value ($)	($000s)	Investment income ratio (%) 2	Expense ratio (%) 3	Total return (%) 4
Cash Management:
December 31:
2013	1,062	9.813	10	—	1.50	(1.50)
2012	2,705	9.962	27	—	1.50	(0.37)
Fund for Income:
December 31:
2013	5,872	10.756	63	2.06	1.50	5.27
2012	449	10.217	5	—	1.50	2.18
Growth and Income:
December 31:
2013	13,906	13.613	189	0.71	1.50	35.99
2012	1,397	10.011	14	—	1.50	(0.07)
Special Situations:
December 31:
2013	8,776	13.063	115	0.40	1.50	28.92
2012	885	10.133	9	—	1.50	1.53
International:
December 31:
2013	6,394	10.758	69	0.59	1.50	5.17
2012	662	10.229	7	—	1.50	2.51
Select Growth:
December 31:
2013	3,521	12.904	45	0.23	1.50	31.15
2012	462	9.839	5	—	1.50	(1.91)
Government:
December 31:
2013	1,252	9.552	12	1.17	1.50	(3.94)
2012	118	9.943	1	—	1.50	(0.47)
Investment grade:
December 31:
2013	3,099	9.828	30	1.81	1.50	(2.29)
2012	232	10.058	2	—	1.50	0.50
Opportunity: 5
December 31:
2013	5,280	13.861	73	—	1.50	37.86
2012	—	10.054	—	—	1.50	0.54

13	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2013
	Net assets
	Units 1	Unit value ($)	($000s)	Investment income ratio (%) 2	Expense ratio (%) 3	Total return (%) 4
Total Return: 5
December 31:
2013	2,076	11.439	24	—	1.50	15.26
2012	—	9.924	—	—	1.50	(0.76)
Equity Income:
December 31:
2013	3,264	12.825	42	1.07	1.50	28.57
2012	424	9.975	4	—	1.50	(0.43)

14	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2013

1.	These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

3.
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

5.
The Total Return Fund and the Opportunity Fund were launched on December 17, 2012. The total return for the Total Return Fund and the Opportunity Fund for 2012 were calculated for the period December 17, 2012 to December 31, 2012.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying financial highlights in Note 6 of the financial statements of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Level Premium Variable Life Insurance Separate Account B (collectively, “Separate Account B”), for the years ended December 31, 2010 and 2009.   These financial highlights are the responsibility of the Company's management.   Our responsibility is to express an opinion on these financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   We were not engaged to perform an audit of Separate Account B’s internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Separate Account B’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial highlights of each of the individual sub-accounts which comprise Separate Account B for the years ended December 31, 2010 and 2009, present fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Financial Statements
December 31, 2013, 2012 and 2011
(With Independent Auditors' Report)

FIRST INVESTORS LIFE INSURANCE COMPANY
Table of Contents
Page

Independent Auditors’ Report for the years 2013, 2012 and 2011	1

Financial Statements:

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, December 31, 2013 and 2012	3

Statutory Statements of Income, years ended December 31, 2013, 2012 and 2011	4

Statutory Statements of Changes in Capital and Surplus, years ended December 31, 2013, 2012 and 2011	5

Statutory Statements of Cash Flows, years ended December 31, 2013, 2012 and 2011	6

Notes to Statutory Financial Statements	7

Supplementary Schedule – Reinsurance	26

Independent Auditors' Report

The Board of Directors
First Investors Life Insurance Company:
We have audited the accompanying financial statements of First Investors Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2013, and the related notes to the statutory financial statements.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by First Investors Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of First Investors Life Insurance Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for the three-year period ended December 31, 2013.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2013 and 2012, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2013, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplementary schedule – reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

New York, New York
March 10, 2014

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
DECEMBER 31, 2013 AND 2012
(in US dollars)
	2013	2012
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2013 - $359,235,930; 2012 - $318,463,077)	$345,004,981	$290,825,789
Cash and cash equivalents	18,850,668	9,884,804
Receivable for securities	8,438
Policy loans	82,134,010	76,125,458

Total Cash and Invested Assets	445,998,097	376,836,051

Deferred and uncollected premiums	3,682,233	3,401,319
Accrued investment income	7,318,556	6,477,851
Admitted deferred tax assets	4,612,000	4,605,000
Current income tax recoverable	1,137,963	1,826,014
Other assets	348,607	186,726

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	463,097,456	393,332,961

Separate account assets	1,178,349,233	947,792,269

TOTAL ADMITTED ASSETS	$1,641,446,689	$1,341,125,230

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Life and accident and health reserves	$244,167,231	$230,277,074
Annuity reserves	160,765,409	104,884,719
Claims and other contract liabilities	11,390,958	10,712,767
Interest Maintenance Reserve	1,463,965	1,893,594
Asset Valuation Reserve	2,014,985	1,639,367
Accounts payable and accrued liabilities	4,176,639	6,101,557
Net transfers due from separate accounts	(12,695,482)	(8,701,513)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	411,283,705	346,807,565

Separate account liabilities	1,178,349,233	947,792,269

TOTAL LIABILITIES	1,589,632,938	1,294,599,834

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	42,779,409	37,491,054

TOTAL CAPITAL AND SURPLUS	51,813,751	46,525,396

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$1,641,446,689	$1,341,125,230

See accompanying notes to statutory financial statements.

3

FIRST INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

(in US Dollars)

	2013	2012	2011
REVENUES
Premiums and annuity considerations	$182,054,688	$126,596,628	$111,614,429
Investment income	18,353,926	16,972,883	15,051,259
Amortization of interest maintenance reserve	661,980	596,710	712,097
Income from fees associated with investment management, administration & contract guarantees from separate accounts	8,748,607	7,640,369	7,226,534
Other income	204,539	207,586	217,616

TOTAL REVENUES	210,023,740	152,014,176	134,821,935

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	89,518,178	85,902,743	83,274,577
Increase in life and annuity reserves	69,770,848	44,952,396	35,814,274
Net transfers to (from) separate accounts	8,011,495	(16,675,633)	(21,538,235)
Commissions and expense allowances	13,249,915	10,014,724	10,055,772
Operating expenses	15,625,562	13,404,633	12,848,667

TOTAL BENEFITS AND EXPENSES	196,175,998	137,598,863	120,455,055

Net gain from operations before dividends to policyholders and federal income taxes	13,847,742	14,415,313	14,366,880
Dividends to policyholders	925,700	809,050	783,911

Net gain from operations before federal income taxes	12,922,042	13,606,263	13,582,969
Federal income tax	3,068,355	3,311,512	3,297,629

NET GAIN FROM OPERATIONS	9,853,687	10,294,751	10,285,340
Net realized capital losses, net of transfers to IMR and net of taxes	-	-	(113,631)

NET INCOME	$9,853,687	$10,294,751	$10,171,709

See accompanying notes to statutory financial statements.

4

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
(in US dollars)
	2013	2012	2011

BALANCE AT BEGINNING OF YEAR	$46,525,396	$36,537,135	$28,474,790
Net income	9,853,687	10,294,751	10,171,709
Change in unrealized gain (loss) on investments	4,223	(4,873)	650
Change in Asset Valuation Reserve	(375,618)	(320,349)	(172,898)
Change in non-admitted assets	(498,935)	315,606	32,288
Change in net deferred income taxes	53,998	(7,581)	(25,404)
Change in accounting principle	-	2,460,707	-
Dividends to stockholders	(3,749,000)	(2,750,000)	(1,944,000)
BALANCE AT END OF YEAR	$51,813,751	$46,525,396	$36,537,135

See accompanying notes to statutory financial statements.

5

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2013, 2012 and 2011
(in US Dollars)
	2013	2012	2011

Cash flows from operating activities:
Premiums and other insurance amounts received	$181,711,154	$126,669,195	$111,205,061
Investment income received	21,354,771	18,596,294	15,863,077
Other receipts	8,953,146	7,847,955	7,444,150
Benefits and contract liabilities paid	(90,084,972)	(88,279,260)	(82,653,064)
Commissions and general expenses paid	(31,459,391)	(26,742,790)	(25,965,461)
Net transfers to separate accounts	(12,005,464)	15,912,249	20,672,902
Net cash provided by operating activities	78,469,244	54,003,643	46,566,665

Cash flows from investing activities:
Proceeds from maturities and sale of investment securities	33,336,022	33,166,352	31,198,359
Purchase of investments securities	(92,810,870)	(80,936,428)	(69,687,171)
Purchase of furniture, equipment and other assets	(270,980)	-	(81,714)
Net increase in policy loans	(6,008,552)	(3,312,779)	(4,172,562)
Net cash provided by (used for) investing activities	(65,754,380)	(51,082,855)	(42,743,088)

Cash flows from financing activities:
Dividends paid	(3,749,000)	(2,750,000)	(1,944,000)
Net cash used for financing activities	(3,749,000)	(2,750,000)	(1,944,000)

Net increase (decrease) in cash and short term investments	8,965,864	170,788	1,879,577
Cash and short term investments:
Beginning of year	9,884,804	9,714,016	7,834,439
End of year	$18,850,668	$9,884,804	$9,714,016

The company paid federal income tax of $2,488,300 in 2013, $3,948,293 in 2012 and $3,226,359 in 2011.
See accompanying notes to statutory financial statements.

6

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(1)	Nature of Operations

First Investors Life Insurance Company (“the Company”) is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance. In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940. The principal affiliates of the Company are: First Investors Corporation (Broker-Dealer), First Investors Management Company, Inc. (Mutual Fund Management Company), Administrative Data Management Corporation (Transfer Agent) and First Investors Advisory Services, LLC. FICC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”).

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual, version effective January 1, 2001.

This basis of presentation differs from U.S. generally accepted accounting principles (GAAP) in that:

(a)
policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2 1/2% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The new fixed deferred annuity is valued using CARVM at 3.75 – 5%, variable annuity C is valued using VACARVM at 4% to 5.25%, and variable annuity D is valued using VACARVM at 5% – 7.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b) certain expenditures, principally for furniture and equipment and agents’ debit balances, are not admissible and are therefore charged to surplus rather than recognized as assets;

7	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized within three years (admitted deferred tax assets);

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities rather than included in retained earnings;

(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available-for-sale for GAAP are recorded at amortized cost rather than estimated fair value; and

(h)	The statutory statements of cash flow do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles (SSAP) 101 which replaces SSAP 10R. In previous years, under SSAP 10R, only temporary timing differences which were recognized as deferred tax assets and that reversed within one year were treated as admitted assets, subject to a maximum of 10% of surplus. In 2012, under SSAP 101, existing temporary timing differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus. Additionally, pursuant to SSAP 101, gross deferred tax assets are first reduced by a statutory valuation allowance adjusted to an amount that is more likely than not to be realized (adjusted gross deferred tax assets). Adjusted gross deferred tax assets are then admitted as prescribed by SSAP 101. As a result of the adoption of SSAP 101, the Company’s surplus and admitted deferred tax assets as of January 1, 2012 increased by $2,460,707.

8	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(3)	Other Significant Accounting Practices

	(a)	Cash and Short-term Investments

Cash and cash equivalents include short-term investments with original maturities of one year or less. The carrying amounts for cash and short-term investments approximate their fair values. Short-term investments are carried at amortized cost.

	(b)	Bonds

Bonds are reported at amortized cost. Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.

The fair values for bonds is based on quoted market prices, where available or is estimated using values from independent pricing services.

	(c)	Fair Value Measurements

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (FASB). Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

● Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

●
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active. These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

● Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed

9	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

models or methodologies utilizing significant inputs that are generally less readily observable.

(d)	Impairment of Invested Assets

Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities. Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.

Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above. Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

(e)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost. These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.

Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

10	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

Depreciation of equipment of $41,844, $46,367 and $41,403 was included in net income for 2013, 2012 and 2011, respectively. Depreciation of leasehold improvements of $0, $26,598 and $31,918 was included in net income for 2013, 2012 and 2011, respectively. All remaining leasehold improvements totaling $159,590 were written off in 2012.

(f)	Policy loans

The carrying amounts for policy loans approximate their fair values.

(g)	Interest Maintenance Reserve

The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

(h)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(i)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(j)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.

(k)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

11	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(l)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.

Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 65% and 60% in 2013 and 2012, respectively, of the Company’s total premiums and annuity considerations received. The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.

(m)	Separate Accounts

Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company. The assets supporting the variable portion of the variable annuity and variable life contracts are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities.

(n)	Income Taxes

The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable

12	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in income in the same period. A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized. The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.

Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits. The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date. If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements. Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.

(o) Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, March 10, 2014, have been evaluated in the preparation of the financial statements.

(4)	Investments

Investment income for the years indicated consists of the following:

	2013	2012	2011
Interest on fixed maturities	$14,108,106	$12,968,453	$11,266,513
Interest on short term investments	4,448	3,642	77
Interest on policy loans	4,889,299	4,560,522	4,304,984
Total investment income	19,001,853	17,532,617	15,571,574
Investment expense	647,927	559,734	520,315
Net investment income	$18,353,926	$16,972,883	$15,051,259

No accrued investment income was excluded as nonadmitted.

13	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

The amortized cost and estimated fair value of investments at December 31, 2013, and 2012 are as follows:

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2013:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$15,052,987	$640,984	$13,536	$15,680,435
Debt securities issued by
states of the U.S.	25,117,398	961,025	35,002	26,043,421
Corporate debt securities	304,834,596	14,691,998	2,014,520	317,512,074
	$345,004,981	$16,294,007	$2,063,058	$359,235,930

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2012:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$16,315,711	$1,099,382	$-	$17,415,093
Debt securities issued by
states of the U.S.	24,349,108	3,558,141	-	27,907,249
Corporate debt securities	250,160,970	23,063,070	83,305	273,140,735
	$290,825,789	$27,720,593	$83,305	$318,463,077

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2013		December 31, 2012
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss

Less than 12 months	$79,182,025	$1,952,918	$7,018,160	$83,305
12 months or more	3,677,163	110,140	-	-
	$82,859,188	$2,063,058	$7,018,160	$83,305

14	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

Management considers the decline in fair values of the above securities to be interest related. Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.

The amortized cost and estimated fair value of bonds at December 31, 2013, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Amortized	fair
	Cost	value

Due in one year or less	$6,676,268	$6,771,564
Due after one year through five years	117,599,774	127,314,716
Due after five years through ten years	178,814,688	182,407,378
Due after ten years	41,914,251	42,742,272
	$345,004,981	$359,235,930

Proceeds from sales of investments in bonds were $33,335,975, $31,361,287 and $31,198,359 in 2013, 2012 and 2011, respectively. Gross gains of $569,213 and gross losses of $217,213 were realized on those sales in 2013. Gross gains of $692,767 and gross losses of $192,275 were realized on those sales in 2012. Gross gains of $251,696 and gross losses of $274,116 were realized on those sales in 2011. Realized gains (losses) transferred to the IMR were $232,351 in 2013, $330,378 in 2012 and $60,199 in 2011.

(5)	Fair Value of Financial Instruments

The carrying amounts for the Company’s liabilities under investment – type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year.

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

15	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

	Level 1	Level 2	Level 3	Total fair value	Total carrying value
December 31, 2013
Bonds	$-	$359,235,930	$-	$359,235,930	$345,004,981
Cash, cash equivalents and short-term securities	18,850,668	-	-	18,850,668	18,850,668
Separate account assets	1,178,349,233	-	-	1,178,349,233	1,178,349,233
	$1,197,199,901	$359,235,930	$-	$1,556,435,831	$1,542,204,882
December 31, 2012
Bonds	$-	$318,463,077	$-	$318,463,077	$290,825,789
Cash, cash equivalents and short-term securities	9,884,804	-	-	9,884,804	9,884,804
Separate account assets	947,792,269	-	-	947,792,269	947,792,269
	$957,677,073	$318,463,077	$-	$1,276,140,150	$1,248,502,862

There were no transfers between levels during 2013 and 2012.

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by FICC, for the benefit of its employees and those of other wholly owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. First Investors Consolidated Corporation allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2013, 2012 and 2011, the Company charged operations $93,491, $88,036 and $101,967, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

(7)	Commitments and Contingent Liabilities

The Company has agreements with nonaffiliates as follows:

(a)
The Company’s maximum retention on any one life is $250,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is

16	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

liable for any obligations, which any reinsurance company may be unable to meet. The Company had reinsured 55.0% and 56.0% of its net life insurance in force at December 31, 2013 and 2012, respectively. The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies. During 2013, 2012 and 2011, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted. None of the credit ratings of the Company’s reinsurers were downgraded during 2013, 2012 and 2011.

(b)
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

(8)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2013, 2012 and 2011, the Company paid approximately $2,821,189, $2,707,701 and $2,593,605, respectively, for these services. In addition, the Company paid an affiliate $13,640,896, $10,316,931 and $10,292,575 during 2013, 2012 and 2011, respectively for commissions relating to the sale of its products.

(9)	Capital and Surplus

(a) Participating business represented 1.5% and 1.6% of individual life insurance in force at December 31, 2013 and 2012, respectively.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.

17	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $42,779,409 and $37,491,054 at December 31, 2013 and 2012, respectively, and was earned partly by the participating account and partly by the nonparticipating account. Distributions in excess of the lesser of 10% of policyholders’ surplus as of the preceding year end or its net gain from operations for the immediately preceding calendar year are subject to approval by the NYDFS.

During 2013 and 2012 the Company paid ordinary dividends of $3,749,000 and $2,750,000, respectively.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2013 and 2012.

(d)	The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:
	2013	2012
Unrealized gains (losses)	$-	$(4,223)
Nonadmitted assets	3,230,650	2,731,715
Asset valuation reserve	2,014,985	1,639,367
Deferred tax assets	7,057,984	7,003,986
(10)	Life and Annuities Reserves

(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro-rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

18	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

	(c)	As of December 31, 2013 the Company has $157,813,516 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

	(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies has been determined by formula. Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

	(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

	(g)	There are no significant other increases (net).

(11)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2013 are shown in the following table.
		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	507,980,079	74.99%
At book value	153,104,087	22.60%
Not subject to discretionary withdrawal	16,304,684	2.41%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	677,388,850	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$677,388,850	100.00%

19	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2012 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	411,733,144	78.39%
At book value	102,321,458	19.48%
Not subject to discretionary withdrawal	11,206,486	2.13%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	525,261,088	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$525,261,088	100.00%

(12)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2013 were:
	Gross	Net	Loading
Type:
Ordinary new business	$391,969	294,492	97,477
Ordinary renewal	2,600,361	3,387,741	(787,379)
Total	$2,992,330	3,682,233	(689,902)
Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2012 were:
	Gross	Net	Loading
Type:
Ordinary new business	$344,146	247,928	96,218
Ordinary renewal	2,549,735	3,153,391	(603,656)
Total	$2,893,881	3,401,319	(507,438)

20	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

(13)	Separate Accounts

General Nature and Characteristics

The Company has two separate accounts which fund both limited pay variable life insurance policies and single premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries. Insurance contract liabilities for incidental death benefits are established in the general account. The account balance of contracts with guarantees totaled approximately $507,000,000 and $406,000,000 and was held in separate accounts at December 31, 2013 and 2012, respectively. The net amount at risk associated with these guarantees was approximately $614,000 and $1,230,000 at December 31, 2013 and 2012, respectively.

The two variable life policies are a fixed premium product and single premium product with a minimum guaranteed death benefit.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

The following table presents separate account premiums and considerations for the year ended December 31, 2013 and separate account reserves at December 31, 2013.

		Annuities
	Variable life	variable	Total
Premiums and considerations	$34,991,812	$60,578,596	$95,570,408
Reserves at December 31, 2013:
With assets at market value	656,867,753	507,980,079	1,164,847,832
Subject to discretionary
withdrawal at market value	656,867,753	507,980,079	1,164,847,832

21	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:
	2013	2012
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$95,570,408	$61,556,881
Transfers from separate accounts as contained in
the annual statement of the separate accounts	96,254,583	85,763,791
	(684,175)	(24,206,910)
Reconciling items:
Other	(52,937)	(109,092)
	$(737,112)	$(24,316,002)
(14)	Federal Income Taxes

The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent. Tax years of 2010 through 2012 can be subject to federal, state or local examination by taxing authorities. However, there are currently no exams being conducted for any tax year.

The net deferred tax asset/(liability) at December 31 and the change from the prior year are comprised of the following components:

	2013 Ordinary	2012 Ordinary	Change Ordinary
Total gross deferred tax assets	$7,153,000	$7,078,000	$75,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	7,153,000	7,078,000	75,000
Deferred tax assets nonadmitted	(2,445,984)	(2,398,986)	(46,998)
Subtotal net admitted deferred tax assets	4,707,016	4,679,014	28,002
Deferred tax liabilities	(95,016)	(74,014)	(21,002)
Net admitted deferred tax assets	$4,612,000	$4,605,000	$7,000

The amount of deferred tax assets admitted at December 31, 2013 and 2012 and changes thereon are as follows:

22	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

	2013 Ordinary	2012 Ordinary	Change Ordinary
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a.)	$4,612,000	$4,605,000	$7,000
Admitted under paragraph 11.b.	-	-	-
Adjusted gross DTAs offset by gross DTLs (11.c.)	95,016	74,014	21,002
Deferred tax assets admitted as the result of application of SSAP No. 101	$4,707,016	$4,679,014	$28,002
The ratios used for the threshold limitation for 11.b. above are as follows:

	2013	2012
Ratio percentage used to determine recovery
period and threshold limitation amount	1089%	1149%
Amount of adjusted capital and surplus used to
determine recovery period threshold limitation	$49,628,017	$43,912,450

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets. In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

23	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:
	2013	2012	Change
Deferred tax assets:
Policyholder dividend provision	$288,000	247,000	41,000
Deferred acquisition costs	5,283,000	5,158,000	125,000
Reserves	1,182,000	1,163,000	19,000
Deferred compensation	343,000	436,000	(93,000)
Other	57,000	74,000	(17,000)
	7,153,000	7,078,000	75,000
Nonadmitted deferred tax assets	(2,445,984)	(2,398,986)	(46,998)
	4,707,016	4,679,014	28,002
Deferred tax liabilities:
Depreciation	55,000	10,000	45,000
Bond discount	40,016	64,014	(23,998)
Net admitted deferred taxes	$4,612,000	4,605,000	7,000
The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:
	2013	2012	Change
Total deferred tax assets	$7,153,000	$7,078,000	$75,000
Total deferred tax liabilities	(95,016)	(74,014)	(21,002)
Net deferred tax assets (liabilities)	7,057,984	7,003,986	53,998
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$7,057,984	$7,003,986	$53,998

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2013			2012
		Tax effect	Tax		Tax effect	Tax
	Amount	35%	Rate	Amount	35%	Rate
Income before taxes	$12,922,042	4,522,715	35%	$13,606,263	4,762,192	35%
Dividends received deduction	(3,563,964)	(1,247,387)	(10)%	(2,918,201)	(1,021,370)	(8)%
Other	(745,632)	(260,971)	(2)%	(1,204,939)	(421,729)	(3)%
Total	$8,612,446	3,014,357	23%	$9,483,123	3,319,093	24%

24	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(in US Dollars)

	2011
		Tax effect	Tax
	Amount	35%	Rate
Income before taxes	$13,582,969	4,754,039	35%
Dividends received deduction	(3,033,827)	(1,061,839)	(8)%
Other	(1,054,763)	(369,167)	(3)%
Total	$9,494,379	3,323,033	24%
	2013	2012	2011
Federal income taxes incurred	$3,068,355	3,311,512	3,297,629
Change in net deferred income tax assets	(53,998)	7,581	25,404
Total tax provision	$3,014,357	3,319,093	3,323,033

Effective rate	23%	24%	24%

Federal income taxes incurred for the years ended December 31, 2013, 2012 and 2011 that are available for recoupment in the event of future net losses are $3,139,714, $3,478,051 and 3,356,707, respectively.

There has been no benefit recorded at December 31, 2013 and 2012 that relates to an uncertain tax position. There are no deposits at December 31, 2013 and 2012 admitted under Section 6603 of the Internal Revenue Code.

25	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Supplementary Schedule - Reinsurance

For the years ended December 31, 2013, 2012 and 2011

(in US Dollars)

The amount of life insurance in force (in $000’s) as of December 31 is:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount
2013	$10,343,202	$5,733,919	$4,609,283
2012	9,840,047	5,476,106	4,363,941

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount

2013
Life insurance	$69,448,396	$5,292,976	$64,155,420
Annuity	117,894,878	-	117,894,878
Supplementary contracts	-	-	-
Accident and health	4,390	-	4,390
	$187,347,664	$5,292,976	$182,054,688

2012
Life insurance	$71,792,901	$4,722,513	$67,070,388
Annuity	59,520,689	-	59,520,689
Supplementary contracts	-	-	-
Accident and health	5,551	-	5,551
	$131,319,141	$4,722,513	$126,596,628

2011
Life insurance	$67,380,689	$4,261,946	$63,118,743
Annuity	48,491,082	-	48,491,082
Supplementary contracts	-	-	-
Accident and health	4,604	-	4,604
	$115,876,375	$4,261,946	$111,614,429

26

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)

PART C:  OTHER INFORMATION

Item 26.                      Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account B. /1/
(b)	Not applicable.
(c)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Level Premium Variable Life Insurance (Separate Account B) and First Investors Corporation. /4/
(d)	(1) Specimen of fully underwritten Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B. /2/
(2) Specimen of non-medically underwritten Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B. /5/
(e)	Form of application used with Policies. /2/
(f)	(1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i) Certificate of Amendment. /1/
(ii) Certificate of Amendment. /1/
(iii) Certificate of Amendment. /1/
(iv) Certificate of Amendment. /1/
(2) By-laws of First Investors Life Insurance Company. /1/
(g)	Not applicable.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /3/
(l)	Not applicable.
(m)	Not applicable.
(n)	Consents of Independent Public Accountants. /7/
(o)	Not applicable.
(p)	Not applicable.
(q)	The Registrant claims an exemption pursuant to Rule 6e-2(b)(12)(ii) under the 1940 Act with respect to all procedures disclosed in this Registration Statement.
(r)	Powers of Attorney for Signatories. /6/

____________________

/1/
Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B) on May 19, 1997 (File Nos. 002-98410; 811-04328).

/2/	Incorporated herein by reference to this Registration Statement as initially filed on February 22, 2008.
/3/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed on June 10, 2008.
/4/	Incorporated herein by reference to Post-Effective Amendment No. 3 to this Registration Statement filed on April 28, 2011.
/5/	Incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement Filed on July 9, 2012.
/6/
Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Separate Account E on March 14, 2014 (File Nos. 333-191937; 811-21742).

/7/	Filed herewith.

Item 27.                    Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal Business Address	Position and Office with First Investors Life Insurance Company

Carol Lerner Brown	Secretary

Craig D. Cloyed	Director

William H. Drinkwater	Senior Vice President and Chief Actuary

Lawrence M. Falcon Raritan Plaza 1 Edison, NJ 08837	Senior Vice President and Comptroller

Francis X. Gannon Raritan Plaza 1 Edison, NJ 08837	Chief Financial Officer and Treasurer
Director
Steven Guterman

Jason Helbraun	Assistant Vice President

William M. Lipkus Raritan Plaza 1 Edison, NJ 08837	Chairman, Director, Vice President and Chief Administrative Officer
Director
Martha E. Marcon
Director
Loretta McCarthy

George S. Mohacsi	Director

Glen Mueller Raritan Plaza 1 Edison, NJ 08837	Vice President and Chief Underwriter

David Schimmel Raritan Plaza 1 Edison, NJ 08837	Vice President

John Shey	Assistant Vice President

Carol E. Springsteen	President and Director

Item 28.                      Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor, and, as such, might be deemed to be controlled by First Investors Life Insurance Company.  First Investors Life Insurance Company’s parent company is First Investors Consolidated Corporation (FICC) (Delaware), a holding company.  Set forth below are all persons controlled by FICC:

Administrative Data Management Corp. (New York).  Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

First Investors Corporation (New York).  Ownership:  100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

First Investors Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

First Investors Advisory Services, LLC (Delaware).  Ownership: 100% owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

FICC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements being filed are those of the Registrant and First Investors Life Insurance Company.

*The organizational chart below is current as of March 5, 2014.

Item 29.                      Indemnification

Article V of the By-Laws of First Investors Life Insurance Company provides as follows:

Section 5.6     Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of First Investors Life are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.                      Principal Underwriter

(a)           First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Life Separate Account E

(b)	The following persons are the officers and directors of First Investors Corporation:

(The principal business address of each director and officer listed below is c/o First Investors Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal Business Address	Position and Office with First Investors Corporation

Carol Lerner Brown	Assistant Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Laury Heydon-O’Neil	Vice President - Marketing

George D. Karris	Senior Vice President

William M. Lipkus	Chairman, Director and Chief Administrative Officer

Frederick Miller	Senior Vice President

Larry Noyes	President and Director

Elizabeth Reilly	Vice President

Mark Segal	Assistant Vice President

Matthew Smith	Vice President

Marjorie Solowey	Vice President

Jay Stainsby	Assistant Secretary

William J. Vogt	Vice President

                 (c)           Not Applicable.

Item 31.                      Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance  Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.                      Management Services

Not applicable.

Item 33.                      Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

First Investors Life Insurance Company (“First Investors Life”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policies.  First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 9 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Ms. Springsteen and Messrs. Lipkus, Falcon and Gannon), on this 28th day of April, 2014.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT B)
(Registrant)

BY:	FIRST INVESTORS LIFE INSURANCE COMPANY
	/s/ Carol E. Springsteen	(Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Carol E. Springsteen
Carol E. Springsteen
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Carol E. Springsteen	President and Director	April 28, 2014
Carol E. Springsteen

/s/ William M. Lipkus	Chairman, Vice President,	April 28, 2014
William M. Lipkus	Chief Administrative Officer and Director

/s/ Francis X. Gannon	Chief Financial Officer and	April 28, 2014
Francis X. Gannon	Treasurer

/s/ Lawrence M. Falcon	Senior Vice President and	April 28, 2014
Lawrence M. Falcon	Comptroller

/s/ William H. Drinkwater	Senior Vice President and
William H. Drinkwater	Chief Actuary	April 28, 2014

/s/ Craig D. Cloyed	Director	April 28, 2014
Craig D. Cloyed*

/s/ Steven Guterman	Director	April 28, 2014
Steven Guterman*

/s/ Martha E. Marcon	Director	April 28, 2014
Martha E. Marcon*

/s/ Loretta McCarthy	Director	April 28, 2014
Loretta McCarthy*

/s/ George S. Mohacsi	Director	April 28, 2014
George S. Mohacsi*

* By:	/s/ Carol E. Springsteen	April 28, 2014
Carol E. Springsteen
(Attorney-in-Fact)

INDEX TO EXHIBITS

Exhibit Number	Description

(n)	Consents of Independent Public Accountants